Rule 497 Document

On behalf of the Mercer Funds (the “Funds”), and pursuant to Rule 497(c) under the Securities Act of 1933, as amended, attached for filing are exhibits containing information in interactive data format. The interactive data files included as an exhibit to this filing relate to the Mercer Opportunistic Fixed Income Fund prospectus filed with the Securities and Exchange Commission on behalf of the Funds pursuant to Rule 497(c) on July 31, 2015 (Accession No. 0000930413-15-003201), which is incorporated by reference into this Rule 497 Document.

EXHIBIT LIST

101. INS	XBRL Instance Document
101. SCH	XBRL Taxonomy Extension Schema
101. DEF	XBRL Taxonomy Extension Definition Linkbase
101. LAB	XBRL Taxonomy Extension Label Linkbase
101. PRE	XBRL Taxonomy Extension Presentation Linkbase